Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (1)

dated May 24, 2018 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2018

Intelligent Variable Annuity® Prospectus

dated May 1, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT TRUST

Franklin Mutual Shares VIP Fund — Class 1

Effective May 1, 2018, the prospectuses are amended as follows:

The “Annual Fund Operating Expenses” table on pages 7–11 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4–8 of the Intelligent Variable Annuity prospectus has changed as follows to reflect the following changes in the expenses for the Franklin Mutual Shares VIP Fund–Class 1:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Franklin Mutual Shares VIP Fund — Class 1[1]	0.68%	0.00%	0.03%	0.00%	0.71%	0.00%	0.71%

[1]

Management fees in the table above have been restated to reflect a reduction in the management fee of the Fund effective on May 1, 2018. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different management fee rate paid in the Fund’s most recent fiscal year. If the management fees had not been restated, management fees would have been 0.69% and the Total annual Fund operating expenses would have been 0.72%.

For more information about these changes and about the portfolios in general, refer to the Franklin Templeton Prospectus.

A (05/18)